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                                 LOAN AGREEMENT
                                 --------------

         This LOAN AGREEMENT is entered into as of August 27, 1997, by and between SILICON VALLEY BANK , a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts 02181, doing business under the name "Silicon Valley East" and SYSTEMSOFT CORPORATION, a Delaware corporation, with its chief executive offices at Two Vision Drive, Natick, Massachusetts 01760 ("Borrower").


                                    RECITALS
                                    --------

         Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.


                                    AGREEMENT
                                    ---------

     The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION
          ----------------------------

          1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

               "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

               "Advance" or "Advances" means a loan advance under the Committed Revolving Line.

               "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

               "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.


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               "Borrower's Books" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

               "Borrowing Base" means an amount equal to eighty-five percent (85.0%) of Eligible Accounts with reference to the most recent Borrowing Base Certificate delivered by Borrower.

               "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

               "Closing Date" means the date of this Agreement.

               "Code" means the Massachusetts Uniform Commercial Code.

               "Committed Revolving Line" means a credit extension of up to Seven Million Dollars ($7,000,000.00).

               "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

               "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

               "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

               "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Advances made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of

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determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

               "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 4.4. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

               (a) Accounts that the account debtor has failed to pay within thirty (30) days of due date;

               (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within thirty (30) days of due date;

               (c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

               (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States except for Eligible Foreign Accounts;

               (e) Accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof, except for those Accounts of the United States or any department, agency or instrumentality thereof as to which the payee has assigned its rights to payment thereof to Bank and the assignment has been acknowledged, pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. 3727);

               (f) Accounts with respect to which Borrower is liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

               (g) Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

               (h) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of Borrower;

               (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its reasonable discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its

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reasonable discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (k) Accounts the collection of which Bank reasonably determines to be doubtful.

          "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit either advised or negotiated through Bank or in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis. The following Accounts shall be deemed Eligible Foreign Accounts, provided that such are also Eligible Accounts, as defined herein:

                   TOSHIBA, NEC, CANON, CASIO, ACER, SANYO, SEIKO, SHARP, TDK, ASE, CHICONY ELECTRONICS, CLEVO CO., COMPAL ELECTRONICS, MOTOROLA, OMNI TECHNOLOGIES, PRIMAX ELECTRONICS, AND TWIN HEAD INTERNATIONAL.

Upon the request of the Borrower, the Bank shall review any foreign accounts of the Borrower which were not in existence as of the date hereof, and shall notify the Borrower in writing to the extent that the Bank shall deem any such accounts as Eligible Foreign Accounts.

               "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.


               "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

               "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

               "Guarantor" means any present or future guarantor of the Obligations.

               "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

               "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.


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               "Inventory" means all present and future inventory in which
Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

               "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

               "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               "Letter of Credit" means a letter of credit or similar undertaking issued by Bank pursuant to Section 2.1.2.

               "Letter of Credit Reserve" has the meaning set forth in
Section 2.1.2.

               "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

               "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

               "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

               "Maturity Date" means the Revolving Maturity Date.

               "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

               "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, including the Committed Revolving Line, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

               "Patents means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

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               "Payment Date" means the first calendar day of each month
commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date.

               "Permitted Indebtedness" means:

               (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

               (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

               (c) Subordinated Debt;

               (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

               (e) Indebtedness secured by Permitted Liens.

               "Permitted Investment" means:

               (a) Investments existing on the Closing Date disclosed in the Schedule;

               (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank; and

               (c) investment in the common stock of related entities up to the amount of $2,000,000.00, in each instance, and $4,000,000.00, in the aggregate, which investments shall be treated as intangible assets for purposes of this Agreement.

               "Permitted Liens" means the following:

               (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, PROVIDED the same have no priority over any of Bank's security interests;

               (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, PROVIDED that

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the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

               (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder; and

               (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, PROVIDED that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

               "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

               "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

               "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than 120 days and treasury bills with maturities of fewer than twelve months of Borrower determined in accordance with GAAP.

               "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

               "Revolving Maturity Date" means __________, 1998. The Bank may, in its sole discretion, renew the Committed Revolving Line, and extend the Revolving Maturity Date for an additional one year period, provided that there is no continuing Event of Default, and that the Borrower is in compliance with all terms and conditions of this Agreement.

               "Schedule" means the schedule of exceptions attached hereto, if any.

               "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

               "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

               "Tangible Net Worth" means as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries MINUS, without duplication, (i) the

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sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

               "Total Liabilities" means as of any applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

               "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks.

         1.2 ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/ "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

     2.  LOAN AND TERMS OF PAYMENT
         -------------------------

         2.1 ADVANCES. Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Advances made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Advances at rates in accordance with the terms hereof.

         2.1.1 (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (I) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this
Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

               (b) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of EXHIBIT A hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

               (c) The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 and other amounts due

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under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

          2.1.2 Letters of Credit.
                -----------------

               (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, whichever is less, minus
(ii) the then outstanding principal balance of the Advances. Each Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Revolving Maturity Date, provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if the term of this Agreement is not extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

               (b) The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

               (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

               (d) Upon the issuance of any letter of credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Committed Revolving Line for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such letter of credit remains outstanding.

          2.1.3. Foreign Exchange Contract; Foreign Exchange Settlements.
                 -------------------------------------------------------

               (a) Subject to the terms of this Agreement, Borrower may enter into foreign exchange contracts (the "Exchange Contracts") not to exceed an aggregate amount of $7,000,000.00 (the "Contract Limit"), pursuant to which Bank shall sell to or purchase from Borrower foreign currency on a spot or future basis. Borrower shall not request any Exchange Contracts at any time it is out of compliance with any of the provisions of this Agreement. All Exchange Contracts must provide for delivery of settlement on or before ________, 1999. The amount available under the Committed Revolving Line at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding

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Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, 10% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts.

               (b) Bank may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is no sufficient availability under the Committed Revolving Line and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts, and without limitation of any applicable indemnities, Borrower agrees to reimburse Bank for any and all fees, costs and expenses relating thereto or arising in connection therewith.

               (c) Borrower shall not permit the total gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $15,000,000.00 (the "Settlement Limit") nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed the Contract Limit. Notwithstanding the above, however, the amount which may be settled in any two (2) business day period may be increased above the Settlement Limit up to, but in no event to exceed, the amount of the Contract Limit under either of the following circumstances:

                    (i) if there is sufficient availability under the Committed Revolving Line in the amount of the Foreign Exchange Reserve as of each Determination Date, provided that Bank in advance shall reserve the full amount of the Foreign Exchange Reserve against the Committed Revolving Line; or

                    (ii) if there is insufficient availability under the Committed Revolving Line, as to settlements within any two (2) business day period, provided that Bank, in its sole discretion, may: (A) verify good funds overseas prior to crediting Borrower's deposit account with Bank (in the case of Borrower's sale of foreign currency); or (B) debit Borrower's deposit account with Bank prior to delivering foreign currency overseas (in the case of Borrower's purchase of foreign currency).

               (d) In the case of Borrower's purchase of foreign currency, Borrower in advance shall instruct Bank upon settlement either to treat the settlement amount as an advance under the Committed Revolving Line, or to debit Borrower's account for the amount settled.

               (e) Borrower shall execute all standard from applications and agreements of Bank in connection with the Exchange Contracts and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Exchange Contracts.

               (f) Without limiting any of the other terms of this Agreement or any such standard form applications and agreement of Bank, Borrower agrees to indemnify Bank and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Bank's choice), of every nature and description which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby.

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          2.2  OVERADVANCES. If, at any time or for any reason, the amount of
Obligations owed by Borrower to Bank pursuant to this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

          2.3  Interest Rates, Payments, and Calculations.
               ------------------------------------------

               (a) INTEREST RATE. Except as set forth in Section 2.3(b), any Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to the PRIME Rate.

               (b) DEFAULT RATE. All Obligations shall bear interest, from and after the occurrence of an Event of Default (with respect to a default under Section 7.2, only violations of Sections 5.8 through 5.13, inclusive), at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

               (c) PAYMENTS. Interest hereunder shall be due and payable on each Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number 700540770 for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

               (d) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

          2.4 CREDITING PAYMENTS. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 3:00 p.m. Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

          2.5  Fees. Borrower shall pay to Bank the following:
               ----

               (a) FACILITY FEE. As compensation for the Bank's maintenance of sufficient funds available for such purpose, the Bank shall have earned a Facility Fee (so referred to herein), which fee shall be paid quarterly, on a calendar year basis, in arrears, in an amount equal to one quarter of one percent (0.25%) of the average unused portion of the Committed Revolving Line, as determined by the Bank. The Borrower shall not be entitled to any credit, rebate or repayment of any Facility Fee previously earned by the Bank pursuant to this Section notwithstanding any termination of the within Agreement, or suspension or termination of the Bank's obligation to make loans and advances hereunder;

               (b) FINANCIAL EXAMINATION AND APPRAISAL FEES. Bank's customary fees and out-of-pocket expenses for Bank's audits of Borrower's Accounts, and for each appraisal of the Borrower's assets and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

               (c) BANK EXPENSES. Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

          2.6 ADDITIONAL COSTS. In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

               (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

               (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

               (c) imposes upon Bank any other condition with respect to its performance under this Agreement, and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense directly related to the foregoing law, regulation, treaty or official directive, as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

          2.7 TERM. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 11.7, shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Advances under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

     3.   CONDITIONS OF LOANS
          -------------------

          3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of Bank to make the initial Advance is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a)  this Agreement;

               (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c)  insurance certificate;

               (d)  payment of the fees and Bank Expenses then due specified in
Section 2.5 hereof;

               (e) Certificate of Legal Existence/Foreign Corporation Qualification; and

               (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          3.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The obligation of Bank to make each Advance including the initial Advance, is further subject to the following conditions:

               (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

               (b) the representations and warranties contained in Section 4 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Advance as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Advance. The making of each Advance shall be deemed to be a representation and warranty by Borrower on the date of such Advance as to the accuracy of the facts referred to in this Section 3.2(b).

     4.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          Borrower represents and warrants as follows:

          4.1 DUE ORGANIZATION AND QUALIFICATION. Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

          4.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles/Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which

Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

          4.3 NO ENCUMBRANCES. Borrower has good and indefeasible title to the assets shown on the Borrower's balance sheet, free and clear of Liens, except for Permitted Liens.

          4.4 BONA FIDE ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

          4.5 MERCHANTABLE INVENTORY. All Inventory is in all material respects of good and marketable quality, free from all material defects.

          4.6 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE. Except as disclosed in the Schedule, Borrower has not done business and will notify the Bank within thirty (30) days if the Borrower is conducting business under any name other than that specified on the signature page hereof. If the Borrower grants the Bank a security interest in all or any portion of its assets, the Borrower shall provide the Bank with 30 days prior notice of any name change. The chief executive office of Borrower is located at the address indicated in Section 9 hereof.

          4.7 LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's assets.

          4.8 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

          4.9 SOLVENCY. The fair saleable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

          4.10 REGULATORY COMPLIANCE. Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor

Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

          4.11 ENVIRONMENTAL CONDITION. None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

          4.12 TAXES. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein, except those being contested in good faith by proper proceedings with adequate reserves under GAAP.

          4.13 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

          4.14 GOVERNMENT CONSENTS. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

          4.15 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

     5.   AFFIRMATIVE COVENANTS
          ---------------------

          Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make an Advance hereunder, Borrower shall do all of the following:

          5.1 GOOD STANDING. Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

          5.2 GOVERNMENT COMPLIANCE. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Borrower's assets.

          5.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Bank: (a) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (b) within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (d) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

     Within thirty (30) days after the last day of each quarter, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT B hereto, together with aged listings of accounts receivable.

     Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto.

     Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

          5.4 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

          5.5 TAXES. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (I) contested in good faith by appropriate proceedings , (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

          5.6  Insurance.
               ---------

               (a) Borrower, at its expense, shall keep its assets insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of its assets in amounts and of a type that are customary to businesses similar to Borrower's.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank.

          5.7 PRINCIPAL DEPOSITORY. Borrower shall maintain an operating account with Bank.

          5.8 QUICK RATIO. Borrower shall maintain as of the last day of each quarter beginning July 31, 1997, a ratio of Quick Assets to Current Liabilities of at least 2.0 to 1.0.

          5.9 TANGIBLE NET WORTH. Borrower shall maintain as of the last day of the quarter ending July 31, 1997, a Tangible Net Worth of at least $24,000,000.00. The required Tangible Net Worth for each successive quarter shall increase by an amount equal to twenty-five percent (25.0%) of the cumulative retained earnings of the Borrower from and after August 1, 1997.

          5.10 PROFITABILITY. Beginning with the quarter ending July 31, 1997, and thereafter, Borrower shall not have a operating loss for two (2) consecutive quarters, and shall be profitable for each fiscal year.

          5.11 DEBT-NET WORTH RATIO. Borrower shall maintain, as of the last day of each quarter beginning with the quarter ending July 31, 1997, a ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.2 to 1.0.

          5.12 REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS. Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Bank determines that reasonable business practices suggest that abandonment is appropriate.

          5.13 ANNUAL CLEAN-UP PERIOD. The outstanding principal balance of the Committed Revolving Line shall be reduced on an annual basis to zero dollars ($0.00), for their (30) or more consecutive days.

          5.14 FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

     6.   NEGATIVE COVENANTS
          ------------------

          Borrower covenants and agrees that, so long as any Advance hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following, without the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed:

          6.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business, (ii) of licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business;; or (iii) of worn-out or obsolete Equipment.

          6.2 CHANGES IN BUSINESS, OWNERSHIP, OR MANAGEMENT, BUSINESS LOCATIONS. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), including, but not limited to software developments, and limited hardware development in support of such software development. Unrelated lines of business may be added with the written consent of the Bank, which consent shall not be unreasonably withheld or delayed. Borrower will not, without at least thirty
(30) days prior written notification to Bank, relocate its chief executive office.

          6.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

          6.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

          6.5 ENCUMBRANCES. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

          6.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

          6.7 INVESTMENTS. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

          6.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

          6.9 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

          6.10 INVENTORY. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 9 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

          6.11 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Borrower's assets; or permit any of its Subsidiaries to do any of the foregoing.

     7.   EVENTS OF DEFAULT
          -----------------

     Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

          7.1 PAYMENT DEFAULT. If Borrower fails to pay, when due, any of the Obligations.

          7.2  Covenant Default.
               ----------------

               (a) If Borrower fails to perform any obligation hereunder, or violates any of the covenants contained in this Agreement, or

               (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after NOTIFICATION BY THE BANK; provided, however, that if the default cannot by its nature be cured within the ten (10) day period (for example, financial covenants) or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty
(30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period). With respect to defaults resulting from the Borrower's failure to deliver the financial information requested in Section 5.3(b), or 5.3(c) in a timely manner, the Borrower shall not be in default hereunder unless the Borrower fails to deliver such information within five (5) days after the Bank notifies the Borrower of such failure;

          7.3 MATERIAL ADVERSE CHANGE. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value of the Borrower's assets;

          7.4 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Advances will be required to be made during such cure period);

          7.5 INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 30 days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

          7.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Thousand Dollars ($200,000) or that could have a Material Adverse Effect;

          7.7 SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

          7.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Advances will be made prior to the satisfaction or stay of such judgment); or

          7.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

          7.10 GUARANTY. Any guaranty of all or a portion of the Obligations ceases for any reason to be in full force and effect, or any Guarantor fails to perform any obligation under any guaranty of all or a portion of the Obligations, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any guaranty of all or a portion of the Obligations or in any certificate delivered to Bank in connection with such guaranty, or any of the circumstances described in Sections 7.4, 7.5 or 7.8 occur with respect to any Guarantor.

     8.   BANK'S RIGHTS AND REMEDIES
          --------------------------

          8.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section
7.5 all Obligations shall become immediately due and payable without any action by Bank);

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

               (c) Without notice to Borrower, set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or
(ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank.

          8.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to send requests for verification of Accounts to account debtors.

          8.4 BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following:
(a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 5.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided.

          8.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

          8.7 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

     9.   NOTICES
          -------

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

          If to Borrower:     UP TO OCTOBER 1, 1997:
                              SystemSoft Corporation
                              Two Vision Drive
                              Natick, Massachusetts 01760
                              Attn: Chief Financial Officer
                              Fax: (508) 651-8188

                              AFTER OCTOBER 1, 1997:
                              Apple Hill
                              Natick, Massachusetts 01760
                              Attn: Chief Financial Officer
                              Fax: (508) 651-8188

          If to Bank          Silicon Valley East
                              40 William Street - Suite 350
                              Wellesley, Massachusetts
                              Attn: Mr. Douglas W. Marshall
                              Fax: (617) 431-9906

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     10.  CHOICE OF LAW AND VENUE
          -----------------------

          The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES,

UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     11.  GENERAL PROVISIONS
          ------------------

          11.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; PROVIDED, HOWEVER, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

          11.2 INDEMNIFICATION. Borrower shall , indemnify ,defend, protect and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the LOAN DOCUMENTS; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the LOAN DOCUMENTS, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          11.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

          11.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          11.5 AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          11.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          11.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 11.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

          11.8 CONFIDENTIALITY. In handling any confidential information Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, and (v) as Bank may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either:
(a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

          11.9 COUNTERSIGNATURE. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    SYSTEMSOFT CORPORATION


                                    By: Paul [illegible]
                                       -----------------------------------------

                                    Title: CFO
                                          --------------------------------------



                                    SILICON VALLEY BANK, d/b/a
                                    SILICON VALLEY EAST


                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------




                                    SILICON VALLEY BANK

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------
                                     (Signed in Santa Clara County, California)

                                    EXHIBIT A
                                    ---------

     LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
     DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO:  CENTRAL CLIENT SERVICE DIVISION              DATE:
                                                       -------------------------

FAX#:                                             TIME:
     ----------------------------------------           ------------------------

FROM:
     ---------------------------------------------------------------------------
     BORROWER'S NAME

FROM:
     ---------------------------------------------------------------------------
     AUTHORIZED SIGNER'S NAME

--------------------------------------------------------------------------------
     AUTHORIZED SIGNATURE

PHONE:
      --------------------------------------------------------------------------

FROM ACCOUNT #                             TO
              ----------------------------
ACCOUNT#
         -------------------------



================================================================================
   REQUESTED TRANSACTION TYPE                    REQUEST DOLLAR AMOUNT
   --------------------------                    ---------------------

   PRINCIPAL INCREASE (ADVANCE)                  $

   PRINCIPAL PAYMENT (ONLY)                      $

   INTEREST PAYMENT (ONLY)                       $

   PRINCIPAL AND INTEREST (PAYMENT)              $

          O  T  H  E  R         I  N  S  T  R  U  C  T  I  O  N  S  :
================================================================================

     All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

================================================================================
                                 BANK USE ONLY:
================================================================================

================================================================================
                               TELEPHONE REQUEST:
                               ------------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


------------------------------------
 Authorized Requester

                               ------------------------------------
                               Authorized Signature (Bank)
                               Phone #
                                       ----------------------------

================================================================================

                                    EXHIBIT B
                                    ---------
         BORROWING BASE CERTIFICATE

Borrower: SystemSoft Corporation                     Bank:  Silicon Valley Bank

Commitment Amount:   $ 7,000,000.00

ACCOUNTS RECEIVABLE


         i.       Accounts Receivable Book Value as of            $
                                                       ---------   -----------
        ii.       Additions (please explain on reverse) $
                                                         ----------------

       iii.       TOTAL ACCOUNTS RECEIVABLE             $
                                                         ----------------
                                                         a)
                                                         b)ACCOUNTS
                                                         RECEIVABLE
                                                         DEDUCTIONS (without
                                                         duplication)

        iv.       Amounts over 30 days due              $
                                                         ----------------
         v.       Balance of 50% over 30 day accounts   $
                                                         ----------------
        vi.       Concentration Limits                  $
                                                         ----------------
       vii.       Foreign Accounts                      $
                                                         ----------------
      viii.       Governmental Accounts                 $
                                                         ----------------
        ix.       Contra Accounts                       $
                                                         ----------------
         x.       Promotion or Demo Accounts            $
                                                         ----------------
        xi.       Intercompany/Employee Accounts        $
                                                         ----------------
       xii.       Other (please explain on reverse)     $
                                                         ----------------
      xiii.       TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS  $
                                                         ----------------
       xiv.       Eligible Accounts (#3 minus #13)      $
                                                         ----------------
 15.     Eligible Foreign Accounts                      $
                                                         ----------------
 16.     LOAN VALUE OF ACCOUNTS (85.0% of #14) plus
         (85.0 % of #15)                                $
                                                         ----------------
                                                         a)
                                                         b)$
                                                         c)
                                                         d)BALANCES
        xv.       Maximum Loan Amount                   $
                                                         ----------------
       xvi.       Total Funds Available                 $
                                                         ----------------
      xvii.       Present balance owing on Line of
                  Credit                                $
                                                         ----------------
     xviii.       Outstanding under Sublimits ( )       $
                                                         ----------------
       xix.       RESERVE POSITION                      $
                                                         ----------------

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:


                           =====================================================
                           BANK USE ONLY
                           RECEIVED BY:
                                       -----------------------------------------

                           DATE:
                                ------------------------------------------------

                           REVIEWED BY:
                                       -----------------------------------------

                           COMPLIANCE STATUS:  YES / NO
                           =====================================================

By:
   --------------------------------------------------
         Authorized Signer


                                    EXHIBIT C
                                    ---------
                             COMPLIANCE CERTIFICATE


TO:   SILICON VALLEY BANK


FROM: SystemSoft Corporation
      ----------------------

     The undersigned authorized officer of SystemSoft Corporation hereby certifies that in accordance with the terms and conditions of the Loan Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that h no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.


  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

    REPORTING COVENANT                             REQUIRED                                          COMPLIES
    ------------------                             --------                                          --------

    Annual (CPA Audited)                           FYE within 90 days                               Yes      No
    10Q and 10K                                    Within 5 days after filing with the SEC          Yes      No
    A/R Aging & Borrowing Base Certificate         Quarterly  within 30 days                        Yes      No


    FINANCIAL COVENANT                             REQUIRED                  ACTUAL                  COMPLIES
    ------------------                             --------                  ------                  --------

    Maintain on a Quarterly Basis:

    Minimum Quick Ratio                            2.0:1.0                    _____:1.0             Yes     No
    Minimum Tangible Net Worth                     $24,000,000.00 *          $________              Yes     No
    Maximum Debt/Tangible Net Worth                1.2:1.0                    _____:1.0             Yes     No
    Profitability: Quarterly                       See Loan Agreement        $________              Yes     No
    Annually                                       $ no loss                 $________              Yes     No


* (July 31, 1997) The required Tangible Net Worth for each successive quarter shall increase by an amount equal to twenty-five percent (25.0%) of the cumulative retained earnings of the Borrower from and after August 1, 1997.

                           =====================================================
                           BANK USE ONLY
                           RECEIVED BY:
                                       -----------------------------------------

                           DATE:
                                ------------------------------------------------

                           REVIEWED BY:
                                       -----------------------------------------

                           COMPLIANCE STATUS:  YES / NO
                           =====================================================


COMMENTS REGARDING EXCEPTIONS:
Sincerely,

                                                    Date:
-------------------------------------                     ---------------------
SIGNATURE


--------------------------------------
Title

                     DISBURSEMENT REQUEST AND AUTHORIZATION


Borrower: SystemSoft Corporation                    Bank:    Silicon Valley Bank

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $7,000,000.00.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

SPECIFIC PURPOSE. The specific purpose of this loan is for working capital purposes.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:


                                                                  Revolving Line
                                                                  --------------

         Amount paid to Borrower directly:     $
                                                -------------
         Undisbursed Funds                     $
                                                -------------
         Principal                             $
                                                -------------

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

         Prepaid  Finance Charges Paid in Cash:  $
                                                  -------------
                         $         Loan Fee
                          --------

                         $         Accounts Receivables Audit
                          --------

         Other Charges Paid in Cash:             $
                                                  -------------
                         $
                          --------

         Total Charges Paid in Cash              $
                                                  -------------

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered ____________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF __________________, 19___.


BORROWER: SystemSoft Corporation


------------------------------------
Authorized Officer